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                                                                      EXHIBIT 11

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of AIM Investment Funds, Inc. (formerly G.T. Investment Funds, Inc.):

     We hereby consent to the inclusion of our reports dated December 15, 1997 and June 17, 1998 on our audits of the financial statements and financial highlights of AIM Developing Markets Fund, AIM Emerging Markets Fund and AIM Latin American Growth Fund (formerly, GT Global Developing Markets Fund, GT Global Emerging Markets Fund and GT Global Latin America Growth Fund, respectively) as of October 31, 1997 and April 30, 1998, respectively, in the Statement of Additional Information with respect to the Post-Effective Amendment to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of AIM Investment Funds, Inc. We further consent to the reference to our Firm under the caption "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.



                                             /s/ PRICEWATERHOUSECOOPERS LLP
                                                 PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
August 25, 1998
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                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of AIM Investment Funds, Inc. (formerly G.T. Investment Funds, Inc.):

         We hereby consent to the inclusion of our report dated December 15, 1997 on our audits of the financial statements and financial highlights of AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Infrastructure Fund, AIM Global Telecommunications Fund, AIM Global Health Care Fund and AIM Global Resources Fund (formerly, GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, GT Global Telecommunications Fund, GT Global Health Care Fund, and GT Global Natural Resources Fund, respectively) as of October 31, 1997 in the Statement of Additional Information with respect to the Post-Effective Amendment to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of AIM Investment Funds, Inc. We further consent to the reference to our Firm under the caption "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.



                                               /s/ PRICEWATERHOUSECOOPERS LLP
                                                   PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
August 25, 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of AIM Investment Funds, Inc. (formerly G.T. Investment Funds, Inc.):

      We hereby consent to the inclusion of our report dated December 15, 1997 on our audits of the financial statements and financial highlights of AIM Emerging Markets Debt Fund, AIM Global Government Income Fund, AIM Strategic Income Fund and AIM Global Growth and Income Fund (formerly, GT Global High Income Fund, GT Global Government Income Fund, GT Global Strategic Income Fund and GT Global Growth and Income Fund, respectively) as of October 31, 1997, and to the inclusion of our report dated June 15, 1998 on our audit of the financial statements and financial highlights of AIM Emerging Market Debt Fund and AIM Strategic Income Fund (formerly GT Global High Income Fund, and GT Global Strategic Income Fund, respectively) as of April 30, 1998 in the Statement of Additional Information with respect to the Post-Effective Amendment to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of AIM Investment Funds, Inc. We further consent to the reference to our Firm under the caption "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.


                                         /s/ PRICEWATERHOUSECOOPERS LLP
                                             PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
August 25, 1998